Exhibit 77(q)(1)

                                    EXHIBITS

(e) Form of Investment Management Agreement between the Registrant, on behalf of the Fund, and Pilgrim Investments, Inc. - filed as an exhibit to Post-Effective Amendment No. 6 to the Registrant's Form N-1A Registration Statement on March 1, 2001, and incorporated herein by reference.